Consumer Products Fund Annual Fund Operating Expenses - Consumer Products Fund	Dec. 31, 2025
Prospectus [Line Items]
Fee Waiver or Reimbursement over Assets, Date of Termination	May 1, 2027
Consumer Products Fund
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.85%
Other Expenses (as a percentage of Assets):	0.99%
Expenses (as a percentage of Assets)	1.84%
Fee Waiver or Reimbursement	(0.05%)	[1]
Net Expenses (as a percentage of Assets)	1.79%

[1]	The Advisor has contractually agreed, through May 1, 2027, to waive and/or reimburse the Fund's expenses in an amount equal to an annual percentage rate of 0.05% of the Fund's average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.